UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): March 31, 2014
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Resource Real Estate Opportunity REIT, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant’s telephone number, including area code)

(former name or former address , if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 18, 2013, Resource Real Estate Opportunity OP, LP (the “Operating Partnership”), the operating partnership of the Company, entered into an Agreement and Plan of Merger with RRE Charlemagne Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“Merger Sub”), Paladin Realty Income Properties, Inc. (“Paladin”), and Paladin Realty Income Properties, L.P. (“Paladin OP”), whose sole general partner is Paladin, pursuant to which Paladin OP was to merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Operating Partnership.

On January 28, 2014, the parties completed the Merger resulting in the acquisition by the Operating Partnership of interests in 11 joint ventures that own a total of 10 multifamily communities with more than 2,500 rentable units and two office properties that contain more than 75,000 rentable square feet. The Operating Partnership also acquired, as part of the Merger, a promissory note in the principal amount of $3.5 million issued by the co-venture partner of one of these joint ventures. This promissory note is secured by the co-venturer’s interests in such joint venture. The consideration for the Merger was $51.2 million, exclusive of transaction costs.

The Company is including as Exhibit 99.1 to this Form 8-K the historical consolidated financial statements of Paladin OP. The Company is including as Exhibit 99.2 to this Form 8-K, unaudited pro forma condensed combined consolidated financial statements that have been derived from the historical consolidated financial statements of the Company and Paladin OP.

Item 9.01 Financial Statement and Exhibits.
(a) Financial Statements of Business Acquired.
Filed herewith are the following financial statements of Paladin OP:

•	Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012

•	Consolidated Statements of Operations for the years ended December 31, 2013 and December 31, 2012

•	Consolidated Statement of Partners' Capital for the year ended December 31, 2013 and December 31, 2012

•	Consolidated Statements of Cash Flows for the years ended December 31, 2013 and December 31, 2012

•	Notes to Consolidated Financial Statements for the year ended December 31, 2013

(b) Pro Forma Financial Information.

Filed herewith is the following unaudited pro forma consolidated financial statements of the Company:

•	Unaudited Pro forma Condensed Consolidated Balance Sheet as of December 31, 2013

•	Unaudited Pro forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013

•	Unaudited Pro forma Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2012

•	Notes to the Unaudited Pro forma Consolidated Financial Statements

(c) Not applicable.

(d) Exhibits.

Exhibit No.         Description
23.1            Consent of KPMG LLP
99.1             Consolidated Financial Statements of Paladin OP
99.2            Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: March 31, 2014	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer (Principal Executive Officer)